UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 4, 2020

HARROW HEALTH, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35814	45-0567010
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

102 Woodmont Blvd., Suite 610
Nashville, Tennessee	37205
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (615) 733-4730

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name on exchange on which registered
Common Stock, $0.001 par value per share	HROW	The NASDAQ Capital Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Act of 1934: Emerging growth company [  ]

If any emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 4, 2020, Harrow Health, Inc. (the “Company”) held its 2020 Annual Meeting of Stockholders (the “Annual Meeting”) at 102 Woodmont Blvd., Suite 610, Nashville, Tennessee 37205. The number of shares of common stock entitled to vote at the Annual Meeting was 25,618,918. The number of shares of common stock present or represented by valid proxy at the Annual Meeting was 18,344,570. All matters submitted to a binding vote of stockholders at the Annual Meeting were approved. The number of votes cast for and against, and the number of abstentions and broker non-votes with respect to the matters voted upon at the Annual Meeting, are set forth below:

Proposal 1: Election of Directors

Stockholders voted to elect to the Board of Directors the five (5) director nominees named in the Company’s proxy statement to serve until the 2021 annual meeting of stockholders and until their successors are duly elected and qualified. The results of the voting were:

Directors	For	Withheld	Broker Non-Vote
Mark L. Baum	7,486,624	22,503	10,835,443
Richard L. Lindstrom	5,111,906	2,394,092	10,838,572
Robert J. Kammer	7,230,205	275,793	10,838,572
Teresa F. Sparks	7,245,567	260,431	10,838,572
Anthony J. Principi	7,462,306	43,692	10,838,572

Proposal 2: Ratification of Auditors

Stockholders ratified the selection of KMJ Corbin and Company, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020. The results of the voting were:

For	Against	Abstain	Broker Non-Vote
18,295,211	35,184	14,175	-

Proposal 3: To approve on an advisory basis, the compensation of the Company’s named executive officers.

Stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers. The results of the voting were:

For	Against	Abstain	Broker Non-Vote
4,681,094	271,951	312,953	13,078,572

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARROW HEALTH, INC.

Dated: June 8, 2020	By:	/s/ Andrew R. Boll
	Name:	Andrew R. Boll
	Title:	Chief Financial Officer